SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 23, 2009

BALQON CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-52337 (Commission File Number)	33-0989901 (IRS Employer Identification No.)

1420 240th Street, Harbor City, California 90710
(Address of principal executive offices) (Zip Code)

(714) 836-6342
Registrant’s telephone number, including area code

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On October 23, 2009, Balqon Corporation (“Balqon”) held its 2009 Annual Meeting of Stockholders (“Annual Meeting”).  At the Annual Meeting, Balqon’s stockholders approved the Balqon Corporation 2008 Stock Incentive Plan (the “2008 Plan”).  The 2008 Plan is described in Balqon’s definitive proxy statement filed with the Securities and Exchange Commission on October 9, 2009 (“Proxy Statement”) and such description is incorporated herein by reference.

A copy of the 2008 Plan was filed as Appendix A to the Proxy Statement and is incorporated herein by this reference. The description of the 2008 Plan contained in the Proxy Statement is qualified in its entirety by the terms of the 2008 Plan.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the Annual Meeting, Balqon’s stockholders were asked to consider and vote upon the following proposals:

1.           To elect Amarpal Singh Samra as a Class I director to serve a one-year term;

2.           To elect Henry Velasquez as a Class II director to serve a two-year term;

3.           To elect Balwinder Samra as a Class III director to serve a three-year term;

4.           To consider and vote upon a proposal to approve the 2008 Plan; and

5.           To consider and vote upon a proposal to ratify the selection of Balqon’s independent registered public accountants to audit Balqon’s financial statements for 2009 (collectively, the “Proposals”).

Each of the Proposals were approved at the Annual Meeting.  The disclosure in Item 1.01 is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

The disclosure in Item 5.02 is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1
Balqon Corporation 2008 Stock Incentive Plan (incorporated by reference to Annex A to Balqon Corporation’s definitive Proxy Statement filed with the Securities and Exchange Commission on October 9, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALQON CORPORATION

Date: October 29, 2009	By:	/s/ BALWINDER SAMRA
Balwinder Samra, President and Chief Executive Officer

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